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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary proxy statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12

CERBCO, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, MD 21403

(443) 482-3374

To Our Stockholders:

We are pleased to invite you to a Special Meeting of our stockholders. The meeting will take place on Thursday, June 30, 2005, at 11:00 a.m. local time, at [                                             ]. This meeting is particularly significant, as we are seeking stockholder approval of the Plan of Complete Dissolution and Liquidation of CERBCO, Inc.

Accompanying this letter you will find the formal Notice of the Special Meeting, which lists the matters to be considered and acted upon, as well as our Proxy Statement, which describes those matters in some detail and provides certain other information about CERBCO. We have also enclosed a Proxy Card, as well as our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and our Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2004. The Annual Report contains audited consolidated financial statements for our most recently completed fiscal year and the Quarterly Report contains unaudited interim financial information for the interim period since our fiscal year-end. Both of these Reports contain other information that may be of interest to our stockholders.

Regardless of the number of shares you hold, and whether or not you plan to attend the Special Meeting, we encourage you to cast your vote. If you are a stockholder of record, you may vote by mailing the enclosed Proxy Card in the envelope provided or you may attend the Special Meeting and vote in person. You will find voting instructions in the Proxy Statement and on the enclosed Proxy Card. If your shares are held in “street name”—that is, held for your account by a broker or other nominee—you will receive instructions from the nominee on how to direct that your shares be voted.

Very truly yours,

Robert F. Hartman Secretary

[                 , 2005]

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CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, MD 21403

(443) 482-3374

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

JUNE 30, 2005

To the Stockholders of CERBCO, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting (together with any adjournments, postponements or reschedulings thereof, the “Meeting”) of the stockholders of CERBCO, Inc., a Delaware corporation (“CERBCO” or the “Company”) will be held at [                                                                                      ] on Thursday, June 30, 2005, at 11:00 a.m. local time, for the following purposes:

1.	To approve the Plan of Complete Dissolution and Liquidation of CERBCO, Inc. in the form attached as Annex A to the Proxy Statement that accompanies this Notice and the dissolution of CERBCO in accordance therewith; and

2.	To transact such other business as may properly come before the Meeting and any adjournments, postponements or reschedulings thereof.

The Board of Directors has fixed the close of business on Monday, May 9, 2005, as the Record Date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments, postponements or reschedulings thereof.

Copies of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and its Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2004, a Proxy Statement, a Proxy Card, and a postage prepaid return envelope accompany this Notice.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE, COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED POSTAGE PREPAID RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING AND WILL REDUCE THE COMPANY’S EXPENSE IN SOLICITING PROXIES. IF YOU LATER DECIDE TO ATTEND THE MEETING AND VOTE IN PERSON, YOU MAY DO SO.

By Order of the Board of Directors,

Robert F. Hartman
Secretary

[                         , 2005]

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SUMMARY TERM SHEET

DISSOLUTION AND LIQUIDATION PROPOSAL

At the Meeting, we are asking our stockholders to approve the Plan of Complete Dissolution and Liquidation substantially in the form attached as Annex A to this Proxy Statement (the “Plan”) and the dissolution of the Company in accordance with the terms of the Plan (the “Dissolution”).

The following briefly outlines the material terms of the proposed Dissolution, but does not summarize all of the information regarding the proposed Dissolution and liquidation of the Company that is contained elsewhere in this Proxy Statement. This information is provided to assist our stockholders in their review of this Proxy Statement and in considering the proposed dissolution and liquidation, which is to be submitted for stockholder action at the Meeting. However, this Summary Term Sheet may not contain all of the information that is important to you. To understand fully the dissolution and liquidation being submitted for stockholder approval, you should carefully read this Proxy Statement and the accompanying copy of our Plan of Complete Dissolution and Liquidation in their entirety.

•	If the Plan and our Dissolution are approved, we will:

•	file a certificate of dissolution with the Delaware Secretary of State;

•	complete the liquidation of our remaining assets;

•	pay or attempt adequately to provide for the payment of our known obligations;

•	establish a contingency reserve for the satisfaction of unknown or additional liabilities; and

•	make distributions to our stockholders of any available liquidation proceeds.

•	We expect that CERBCO will make an initial liquidation distribution as soon as practicable following the filing of our Certificate of Dissolution with the State of Delaware after approval of such dissolution by the stockholders. Thereafter, we will continue to liquidate any remaining assets and, to the extent that liquidation proceeds are available, we will make additional distributions to stockholders as and when our Board of Directors deems appropriate. We anticipate that the majority of all liquidation proceeds will be distributed within three years from the time we file our Certificate of Dissolution, in accordance with the Plan and Delaware law.

•

Because of the uncertainties as to the ultimate settlement amount of our remaining liabilities and expenditures we will face during liquidation as well as the total amount of liquidation distributions we will receive from a subsidiary, we are not able to predict with precision or certainty specific amounts, or timing, of future liquidation distributions, if any. We are currently evaluating the market value of our limited remaining non-cash assets on a liquidation basis. At the present time, although we are not able to predict whether sales proceeds from our remaining assets will differ materially from amounts recorded for those assets on our balance sheet, we currently estimate that the amount ultimately distributed to our stockholders will be between $9.25 and $10.75 per share of Common Stock and Class B Common Stock. To the extent that the value of our assets or the amount we receive in liquidation from INEI is less, or the amount

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of our liabilities or the amounts that we expend during liquidation are greater, than we anticipate, our stockholders could receive less than we currently estimate, or nothing at all.

•	As a result of our Dissolution and liquidation, for federal income tax purposes stockholders will recognize a gain or loss equal to the difference between (1) the sum of the amount of cash and the aggregate fair market value of any property distributed to them (reduced by any liability assumed or taken subject to), and (2) their tax basis in shares of our Common Stock and Class B Common Stock. Any loss generally will be recognized only when the final distribution from us has been received, which may be as much as three years after our Dissolution and possibly longer. You should consult your tax advisor as to the tax effects of the Plan and our Dissolution in your particular circumstances.

•	Under Delaware law, stockholders will not have dissenters’ appraisal rights in connection with the Plan or our Dissolution.

•	Our Board may determine it is necessary or desirable to transfer any of our remaining assets to one or more liquidating trusts for the benefit of our stockholders, which would serve as a temporary repository for the assets prior to disposition in accordance with the Plan. We have no present plan to use any liquidating trusts, except as described in this Proxy Statement.

•	Under Delaware law, if we fail to create an adequate contingency reserve or if such reserve and the assets held by any liquidating trust are insufficient to satisfy the ultimate aggregate amount of CERBCO’s expenses and liabilities, each stockholder could be held liable for amounts due creditors to the extent of amounts the stockholder received from CERBCO and any liquidating trust under the Plan.

•	The Board may modify, amend or abandon the Plan to the extent permitted by the Delaware General Corporation Law. The Plan cannot be amended or modified under circumstances that would require additional stockholder solicitations under the Delaware General Corporation Law or the federal securities law, unless we comply with the applicable provisions of such laws.

•	If our stockholders do not vote to approve the Plan, our Board of Directors will explore what, if any, alternatives are available for the future of the Company, particularly in light of the fact that the Company has no operations and that INEI, its only operating subsidiary, has been dissolved and has consummated the sale of a substantial portion of its assets and ceased substantially all of its operations as of the date of this Proxy Statement. However, the Board of Directors does not presently believe that there are viable alternatives to the Plan.

ii

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iii

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CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain forward-looking statements, including statements concerning the value of the Company’s net assets, the anticipated liquidation value per share of our Common Stock and Class B Common Stock, and the timing and amounts of any distributions of liquidation proceeds to stockholders. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements such as these involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or other subjects of such statements, to differ materially from the Company’s expectations regarding such matters expressed or implied by such forward-looking statements. These risks include the risk that we may incur additional liabilities, that the proceeds from the sale of our non-cash assets or the amounts that we receive in liquidation of our subsidiaries could be lower than anticipated, and that the amount required for the settlement of our liabilities could be higher than expected, all of which could substantially reduce or eliminate the amount available for distribution to our stockholders. Although the Company believes that the expectations reflected in its forward-looking statements contained in this Proxy Statement and accompanying materials are reasonable, it cannot guarantee future events or results. Except as may be required under federal law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

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QUESTIONS AND ANSWERS ABOUT THE MEETING AND RELATED MATTERS

These Questions and Answers highlight some of the information contained elsewhere in this Proxy Statement. They are provided to assist our stockholders in their review of this Proxy Statement and in considering certain matters to be acted upon at the Meeting. However, they may not contain all of the information that is important to you. To understand fully the proposals being submitted for stockholder approval, as well as the procedures for voting and for the Meeting, you should carefully read this Proxy Statement in its entirety.

GENERAL

Q:	What matters will be presented for stockholder action at the Meeting?

A:	The proposals to be submitted for consideration by our stockholders at the Meeting are:

(1)	Whether to approve the Plan and the Dissolution of the Company in accordance with the terms of the Plan; and

(2)	Any other matter that may properly come before the Meeting.

We know of no other business to be presented at the Meeting. If any other proposals properly come before the Meeting, the individuals named in the accompanying Proxy Card will, to the extent permitted by law, vote shares as to which they have been granted a proxy in accordance with their judgment.

Q:	Who is entitled to vote at the Meeting?

A:	Our Board of Directors has selected the close of business on May 9, 2005 as the record date for the Meeting (the “Record Date”). Stockholders of record as of the Record Date are entitled to notice of, and to vote at, the Meeting. A list of stockholders entitled to vote will be available at the Meeting. This stockholder list also will be available for examination by any stockholder, for any purpose germane to the Meeting, at our principal offices during normal business hours starting ten days before the Meeting.

Q:	How many shares must be present or represented in order to conduct business at the Meeting?

A:	In order to conduct business at the Meeting, holders of at least one-third of our issued and outstanding shares of capital stock, consisting of our Common Stock, par value $0.10 per share (“Common Stock”) and our Class B Common Stock, par value $0.10 per share (“Class B Common Stock”), who are entitled to vote at the Meeting must be present in person or represented by proxy. As of the Record Date, there were [1,217,867] shares of our Common Stock and [290,089] shares of our Class B Common Stock outstanding. Therefore, at least 502,652 shares of our capital stock must be present or represented in order to conduct business at the Meeting.

Q:	What if a quorum is not present or represented at the Meeting?

A:	If a quorum is not present, we expect to adjourn the Meeting in order to solicit additional proxies. In this event, the persons named in our Proxy Card will have the authority, and presently intend, to vote the shares as to which they have been granted proxies “FOR” adjournment.

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Q:	How many votes are entitled to be cast in respect of each share of Common Stock and Class B Common Stock?

A:	Each share of Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes, except with respect to elections of directors and any matter requiring the vote of Common Stock or Class B Common Stock separately as a class under Delaware law or our Certificate of Incorporation.

Q:	What vote is required to approve the Plan and our Dissolution?

A.	The holders of Common Stock and Class B Common Stock will vote together as a single class on the proposal to approve the Plan and our Dissolution. Holders of Common Stock are entitled to one vote per share on the matter, and holders of Class B Common Stock are entitled to ten votes per share on the matter. The affirmative vote of a majority of the total number of votes entitled to be cast by all shares outstanding on the Record Date is necessary to approve the Plan and our Dissolution.

Q:	What is the effect if I do not return my Proxy Card and do not vote at the Meeting?

A.	If you neither return your Proxy Card nor vote at the Meeting, the effect will be a vote against the proposal to approve the Plan and our Dissolution. Abstentions also will have the effect of a vote against the Plan and our Dissolution. Finally, if authority to vote shares is withheld, including instances where brokers are not permitted to exercise discretionary authority for beneficial owners who have not returned a Proxy Card (so-called “broker non-votes”), such shares will have the same effect as votes against the proposal to approve the Plan and our Dissolution.

Q:	If I hold shares of the Company’s Common Stock or Class B Common Stock in “street name” with my broker, will the broker vote these shares on my behalf?

A:	A broker or other nominee will vote Company shares on the proposal to approve the Plan and our Dissolution only if the beneficial owner of those shares provides the broker or nominee with instructions on how to vote. Stockholders should follow the directions provided by their brokers regarding how to instruct brokers to vote their shares.

Q:	Can I change my votes after I have signed and mailed my Proxy Card?

A:	Yes. If you return your Proxy Card and you later change your mind, you may revoke the proxy at any time before a vote is taken at the Meeting by:

•	informing the Company’s corporate Secretary in writing that you are revoking the proxy;

•	completing, executing, and delivering a Proxy Card bearing a later date; OR

•	voting in person at the Meeting.

Q:	Can I still sell my shares of Common Stock? What about shares of Class B Common Stock?

A:

You may sell your shares of Common Stock at this time. Any trading of our Common Stock is conducted through the over-the-counter-market in the so-called “pink sheets” or on the OTCBB—the Electronic Bulletin Board maintained by the National Association of Securities Dealers, Inc. While shares of CERBCO Class B Common Stock are included in the OTCBB and the pink sheets, there is

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no active public trading market for such shares. We expect to restrict transfers of our Common Stock after the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware, which we expect will occur promptly following approval of the Plan and our Dissolution by our stockholders at the Meeting. Thereafter and until trading is halted through termination of registration of our shares of Common Stock, we believe that any trades of shares of our Common Stock will be tracked and marked with a due bill by the Depository Trust Company.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this Proxy Statement, including the copy of the Plan included as Annex A, you should complete and sign your Proxy Card and return it in the enclosed postage prepaid return envelope as soon as possible, so that your shares are represented at the Meeting.

Q:	How can I get additional information and documents?

A:	If you need additional copies of this Proxy Statement or any public filings referred to in this Proxy Statement, you should contact our corporate Secretary, Robert F. Hartman, at:

1419 Forest Drive, Suite 209

Annapolis, MD 21403

(443) 482-3374.

You also may view, download, and print our public filings from the Securities and Exchange Commission’s web site at www.sec.gov.

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CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, MD 21403

(443) 482-3374

PROXY STATEMENT

Meeting of Stockholders

June 30, 2005

INTRODUCTION

This Proxy Statement is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of CERBCO, Inc. (“CERBCO” or the “Company”) for use at a Special Meeting (together with any adjournments, postponements or reschedulings thereof, the “Meeting”) of our stockholders. The Meeting is to be held at [                                 ] on June 30, 2005 at 11:00 a.m. local time, for the purposes set forth in the accompanying Notice of Meeting.

This Proxy Statement summarizes information about the proposal that we will submit for stockholder consideration and action at the Meeting, as well as other information that you may find useful in deciding how to vote. The enclosed Proxy Card is the document by which you actually authorize another person to vote your shares in accordance with your instructions, as reflected on the Proxy Card.

Our principal executive offices are located at 1419 Forest Drive, Suite 209, Annapolis, Maryland 21403. Our telephone number is (443) 482-3374. We are first mailing this Proxy Statement, the related Proxy Card, our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, and our Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2004, on or about [                         , 2005] to our stockholders of record as of the close of business on May 9, 2005, who are the stockholders entitled to notice of and to vote at the Meeting.

VOTING AND VOTES REQUIRED

GENERAL

Shares of our Common Stock, and of our Class B Common Stock, may be voted at the Meeting only if the holder of such shares is present in person or represented by proxy.

RECORD DATE; VOTING SECURITIES; QUORUM

In accordance with our Bylaws, our Board of Directors has fixed the close of business on May 9, 2005 as the record date (the “Record Date”) for determining the stockholders entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the outstanding voting securities of the Company consisted of [1,217,867] shares of our Common Stock and [290,089] shares of our Class B Common Stock.

In order to conduct business at the Meeting, holders of at least one-third of our issued and outstanding shares of capital stock, consisting of our Common Stock and our Class B Common Stock, who are entitled to vote at the Meeting must be present in person or represented by proxy. Therefore, at least 502,652 shares of our capital stock must be present or represented in order to conduct business at the Meeting.

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VOTES ENTITLED TO BE CAST

Each share of Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes, except with respect to any matter requiring the vote of Common Stock or Class B Common Stock separately as a class under Delaware law or our Certificate of Incorporation.

VOTES REQUIRED; EFFECT OF FAILURES TO VOTE, ABSTENTIONS, WITHHELD VOTES AND BROKER NON-VOTES

The holders of Common Stock and Class B Common Stock will vote together as a single class on the approval of the Plan and our Dissolution. The affirmative vote of a majority of the votes entitled to be cast on the matter by all shares outstanding as of the Record Date is necessary to approve the Plan and our Dissolution.

If you neither return your Proxy Card nor vote at the Meeting, the effect will be a vote against the proposal to approve the Plan and our Dissolution. Abstentions also will have the effect of a vote against the Plan and our Dissolution. Finally, if authority to vote shares is withheld, including instances where brokers are not permitted to exercise discretionary authority for beneficial owners who have not returned a Proxy Card (so-called “broker non-votes”), such shares will have the same effect as votes against the proposal to approve the Plan and our Dissolution.

A broker holding shares for a beneficial owner may not vote upon the matter of the Plan and our Dissolution without such beneficial owner’s specific instructions. Accordingly, all beneficial owners of CERBCO stock are urged to return their Proxy Cards, marked to indicate their votes, or to contact their brokers to determine what actions they must take to vote.

VOTING BY PROXY

Proxies in proper form received by the time of the Meeting will be voted in the manner specified therein. Stockholders may specify their choices by marking the appropriate boxes on the enclosed Proxy Card. If a Proxy Card is dated, signed and returned without specifying choices, the shares represented by that Proxy Card will be voted as recommended by the Board “FOR” approval of the Plan and our Dissolution. We are aware of no other business to be brought before the Meeting. However, the Proxy Card does provide for the grant of discretionary authority to the persons named to vote on such other business as may properly come before the Meeting.

A stockholder giving a proxy may revoke it at any time before it is voted by (i) informing the Company’s corporate Secretary in writing that he, she or it is revoking the proxy; (ii) completing, executing, and delivering a Proxy Card bearing a later date; OR (iii) voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy previously granted unless the stockholder gives affirmative notice at the Meeting that he, she or it intends to revoke the earlier proxy and vote in person.

IF YOU CANNOT BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. For your convenience, a pre-addressed and postage-paid return envelope is enclosed for that purpose.

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NO DISSENTERS’ RIGHTS

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal in connection with the Plan or our Dissolution.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, there were outstanding [1,217,867] shares of Common Stock and [290,089] shares of Class B Common Stock.

The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock and Class B Common Stock as of April 25, 2005 by:

•	each person or group known by us to own beneficially more than 5% of either our Common Stock or our Class B Common Stock;

•	each of our current directors and named executive officers; and

•	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Shares subject to options that are currently exercisable or that become exercisable within 60 days of the Record Date are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

	Common Stock		Class B Common Stock
Name and Address1/	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Robert W. Erikson, a director, Vice Chairman and President8/	75,3952/	6.1%	137,0552/	47.3%

George Wm. Erikson, a director, Chairman and General Counsel 8/	84,6023/	6.8%	115,8144/	39.9%

Webb C. Hayes, IV, a director	29,5005/	2.4%	-0-	0%

Paul C. Kincheloe, Jr., a director	32,5005/	2.6%	-0-	0%

Newtown Square Partners, LLC 71 Colfax Road Skillman, NJ 08558	84,3856/	7.0%	-0-	0%

F. Scott Koonce 6559 Rock Spring Drive, Suite 600 Bethesda, MD 20817	110,0597/	9.0%	-0-	0%

All directors and executive officers as a group (5 persons)	221,9979/	17.1%	252,8694/	87.2%

1/	Except as otherwise indicated, the business address of each person named is 1419 Forest Drive, Suite 209, Annapolis, MD 21403.

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2/	Includes 20,000 shares of Common Stock subject to currently exercisable options. Includes 695 shares of Common Stock and 5,305 shares of Class B Common Stock owned by Mr. Robert Erikson’s spouse, as to which Mr. Erikson disclaims beneficial ownership.

3/	Includes 20,000 shares of Common Stock subject to currently exercisable options. Includes 2,246 shares of Common Stock owned jointly with Mr. Erikson’s spouse, as to which there is shared voting and investment power.

4/	Includes 2,246 shares of Class B Common Stock owned jointly with Mr. Erikson’s spouse, as to which there is shared voting and investment power.

5/	Includes 20,000 shares of Common Stock subject to currently exercisable options.

6/	Based upon a Schedule 13G filed with the Securities and Exchange Commission on March 1, 2005. Dennis J. O’Leary, Managing Member of Newtown Square Partners, LLC, has voting and investment power with respect to the shares of Common Stock held of record by Newtown Square Partners, LLC.

7/	Based upon an Amended Schedule 13G filed with the Securities and Exchange Commission on March 29, 2005.

8/	Messrs. George Wm. Erikson and Robert W. Erikson are brothers. Mr. George Erikson also is the beneficial owner of 16,500 shares of Common Stock (less than 1% of such class) of INEI Corporation, a subsidiary of the Company. In addition, Messrs. George Erikson and Robert Erikson each were the beneficial owners of exercisable options on 60,000 shares of the Common Stock (approximately 1.8% of such class) of INEI Corporation, pursuant to the Insituform East 1999 Board of Directors’ Stock Option Plan, all of which options were deemed exercised on June 30, 2004 and are currently treated as outstanding shares of Common Stock of INEI for purposes of distributions pursuant to INEI’s liquidation and dissolution.

9/	Includes 80,000 shares of Common Stock subject to currently exercisable options.

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APPROVAL OF PLAN OF COMPLETE DISSOLUTION AND LIQUIDATION OF CERBCO, INC. AND OF DISSOLUTION OF THE COMPANY

GENERAL

Our Board of Directors is proposing the Plan and the Dissolution of the Company in accordance with the Plan for approval by our stockholders at the Meeting. Our Board of Directors approved the Plan preliminarily and subject to stockholder approval, on September 24, 2003, and on February 16, 2005, our Board approved the definitive Plan, confirmed its approval of our Dissolution and directed that the Plan and our Dissolution be submitted for stockholder action at the Meeting. The Plan will take effect on the date that it is approved by our stockholders. A copy of the Plan is attached as Annex A to this Proxy Statement.

After adoption of the Plan, we anticipate that our activities will be limited to actions we deem necessary or appropriate to accomplish, inter alia, the following:

•	filing a Certificate of Dissolution with the Secretary of State of the State of Delaware and, thereafter, remaining in existence as a non-operating entity for three years;

•	selling our limited remaining assets;

•	collecting, or providing for the collection of, accounts receivable, debts and other claims owing to the Company;

•	paying, or providing for the payment of, our debts and liabilities, including both known liabilities and those that are contingent, conditional, unmatured or unknown, in accordance with Delaware law;

•	winding up our remaining business activities and withdrawing from any jurisdictions in which we remain qualified to do business;

•	complying with Securities and Exchange Commission filing requirements for so long as we are required to do so;

•	making ongoing tax and other regulatory filings; and

•	preparing to make, and making, distributions to our stockholders of any liquidation proceeds that may be available for such distributions.

Under Delaware law, following approval of the Plan, our Board of Directors may take such actions as it deems necessary or appropriate in furtherance of the Dissolution of CERBCO and the winding up of its affairs. Approval of the Plan by a majority of the votes entitled to be cast on the matter by all shares of Common Stock and Class B Common Stock outstanding as of the Record Date will constitute approval of the above-listed activities, as well as all such other actions, by the Company.

During the liquidation process, we will pay our officers, directors, employees, and agents compensation for services rendered in connection with the implementation of the Plan. Your approval of the Plan will constitute your approval of the payment of any such compensation. See “—Certain Interests of Our Officers and Directors in Approval and Implementation of the Plan.”

Our Board of Directors may, at any time, appoint officers, hire employees and retain independent contractors to complete the liquidation of our remaining assets and distribute any net amount remaining from

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the sale of assets to our stockholders pursuant to the Plan. In addition, the Board has the option of establishing one or more trusts which, if established, would succeed to the assets, liabilities, and obligations of the Company. Further, if all of our assets are not distributed within three years after the date our Certificate of Dissolution is filed with the State of Delaware, we may transfer our remaining assets to one or more Liquidating Trusts if we have not already done so. Any of such trusts are referred to in this Proxy Statement as Liquidating Trusts. The Plan authorizes our Board of Directors to appoint one or more individuals or entities to act as trustees of any Liquidating Trust and to cause CERBCO to enter into a Liquidating Trust agreement with such trustee(s) on such terms and conditions as may be approved by our Board. Approval of the Plan and our Dissolution by our stockholders will constitute stockholder approval of any such appointment and any such Liquidating Trust agreement.

At December 31, 2004, on an unconsolidated basis (that is, without regard to INEI), we had approximately $8.4 million in cash and an additional $9.5 million in marketable securities. Our unconsolidated balance sheet as of that date also reflected total liabilities of approximately $3.1 million. In addition to satisfying the liabilities reflected on our balance sheet, we anticipate using cash in the next several months for a number of items, including, but not limited to, the following:

•	Ongoing operating, overhead and administrative expenses;

•	Possible extension of our directors’ and officers’ liability insurance;

•	Expenses incurred in connection with the Dissolution and our liquidation;

•	Employees’ severance, retention, retirement and related costs; and

•	Professional, legal, accounting, consulting, and brokers’ fees.

We are currently evaluating the market value of our limited remaining non-cash assets on a liquidation basis. At the present time, although we are not able to predict with certainty whether sales proceeds from our remaining assets will differ materially from amounts recorded for those assets on our balance sheet, we currently estimate that the amount ultimately distributed to our stockholders will be between $9.25 and $10.75 per share of Common Stock and Class B Common Stock, computed as follows:

(1)	Estimated Expenses

Range of Estimated Expenses
	Aggregate Amounts (in thousands)	Per Share Amounts1/
Ongoing operating, overhead and administrative expenses	$50-350	$0.03-0.22
Extension of directors’ and officers’ liability insurance	50-100	0.03-0.06
Expenses incurred in connection with the Dissolution and liquidation	5-50	0.00-0.03
Employees’ severance, retention, retirement and related costs2/	1,130	0.72
Professional, legal, accounting, consulting, and brokers’ fees	20-100	0.01-0.06

	$1,255-1,730	$0.79-1.09
Reserve	$0-1,900	$0.00-1.20

Total Estimated Expenses and Reserve	$1,255-3,630	$0.79-2.29

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(2)	Estimated Assets

	Aggregate Amounts (in thousands)	Per Share Amounts1/
Net Worth at December 31, 2004	$17,929	$11.29
Cash from Exercise of Options 3/	389	0.25

Estimated Total Assets	$18,318	$11.54

(3)	Estimated Distributions

	Aggregate Amounts (in thousands)	Per Share Amounts1/
Estimated Total Assets	$18,318	$11.54
Total Estimated Expenses and Reserve	$1,255-3,630	$0.79-2.29

Estimated Net Distributions	$14,688-17,063	$9.25-10.75

1/	Based on an aggregate of 1,507,956 shares outstanding as of the date of this Proxy Statement plus assumed exercise of options to purchase 80,000 shares of Common Stock.

2/	Includes the portion of payments under the Settlement and Retention Agreements with each of George Wm. Erikson, Robert W. Erikson and Robert F. Hartman that was not previously accrued on CERBCO’s financial statements. See “—Certain Interests of our Officers and Directors in Approval and Implementation of the Plan.”

3/	Based on assumed exercise of options to purchase 80,000 shares of Common Stock at a weighted average exercise price of $4.861 per share.

The range of $9.25 to $10.75 per share is the Company’s best current estimate of the amount of cash that will be available for distribution to stockholders following liquidation of assets, satisfaction of liabilities, final closeout and dissolution expenses and an adequate reserve for contingencies. However, we presently are not able to predict the precise nature, amount or timing of distributions, due primarily to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets. To the extent that the amount of our liabilities or the amounts that we expend during the liquidation are greater, or the value of our assets is less, than we anticipate, our stockholders may receive substantially less than we presently anticipate, or nothing at all.

Our Board of Directors has unanimously adopted the Plan and approved the Dissolution of the Company in accordance with its terms and unanimously recommends that our stockholders vote “FOR” approval of the Plan and our Dissolution pursuant to the Plan.

FACTORS THAT OUR STOCKHOLDERS SHOULD CONSIDER IN DECIDING WHETHER TO APPROVE THE PLAN AND OUR DISSOLUTION

There are many factors that our stockholders should consider when deciding whether to vote to approve the Plan and our Dissolution. Such factors include the risk factors set out in our publicly filed reports, including our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, which accompanies this Proxy Statement, as well as the factors set forth below.

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We may not meet the anticipated timing for the Dissolution and liquidation.

Promptly following the Meeting, if our stockholders approve the Plan and our Dissolution, we intend to file a Certificate of Dissolution with the Secretary of State of the State of Delaware and work toward the sale of our remaining assets and the winding down of our remaining business. We anticipate that we will be able substantially to complete this sale and winding down prior to June 30, 2006. We expect that CERBCO will make an initial liquidation distribution as soon as practicable following the filing of our Certificate of Dissolution with the State of Delaware after approval of such Dissolution by the stockholders. Thereafter, we will continue to liquidate any remaining assets and, to the extent that liquidation proceeds are available, we will make additional distributions to stockholders as and when our Board of Directors deems appropriate. Because CERBCO has a significant ownership interest in INEI, the timing of a final liquidation distribution, if any, from INEI will affect the timing of our liquidation. In any event, there are a number of factors that could delay our anticipated timetable, including the following:

•	delays in the disposition of our remaining assets;

•	delays in receipt of additional liquidation proceeds from INEI;

•	lawsuits or other claims asserted against us;

•	unanticipated legal, regulatory or administrative requirements; and

•	delays in settling our remaining obligations.

We cannot determine with certainty the amount of distributions, if any, that will be made to our stockholders.

We cannot determine with precision at this time the amount of distributions to our stockholders pursuant to the Plan. This determination depends on a variety of factors, including, but not limited to, the amount required to settle known and unknown debts and liabilities, the resolution of any litigation and other contingent liabilities, the net proceeds, if any, from the sale of our remaining assets, the timing and amount of additional liquidation payments from INEI, if any, and other factors. As a result, at this time we cannot determine the amount of distributions, if any, to our stockholders.

We may not be able to settle all of our obligations to creditors.

We have current and future obligations to creditors. Our estimate of ultimate distributions to our stockholders takes into account all of our known obligations and our best estimate of the amount reasonably required to satisfy such obligations. As part of the winding down process, we will attempt to settle those obligations with our creditors. We cannot assure you that we will be able to settle all of these obligations or that they can be settled for the amounts we have estimated for purposes of calculating the likely distribution to stockholders. If we are unable to reach agreement with a creditor relating to an obligation, that creditor may bring a lawsuit against us. Amounts required to settle obligations or defend lawsuits in excess of the estimated amounts will result in distributions to stockholders that are smaller than those that we presently estimate or may eliminate distributions entirely.

We will continue to incur claims, liabilities and expenses which will reduce the amount available for distribution to stockholders.

We will continue to incur claims, liabilities, and expenses (such as salaries and benefits, directors’ and officers’ insurance, payroll and local taxes, facilities costs, legal, accounting and consulting fees and

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miscellaneous office expenses) as we wind down. These expenses will reduce the amount ultimately available for distribution to our stockholders. If available cash and amounts received from the sale of non-cash assets are not adequate to provide for our obligations, liabilities, expenses and claims, we may not be able to make meaningful distributions, or any distributions at all, to our stockholders.

We will continue to incur the expenses of complying with public company reporting requirements.

We currently comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended, even though such compliance is economically burdensome. In order to curtail these expenses, after filing our Certificate of Dissolution, we intend to deregister both our Common Stock and our Class B Common Stock. In the event that we are unable to deregister either or both class of our securities, we will seek relief from our public company reporting requirements from the Securities and Exchange Commission. We anticipate that, if we are unable to deregister our securities and have to pursue relief and such relief is granted, we will continue to file current reports on Form 8-K to disclose material events relating to our liquidation, along with any other reports that the Securities and Exchange Commission may require. However, we cannot offer any assurances as to when, if ever, the Securities and Exchange Commission may grant such relief or as to the actual savings that we may realize should such relief be granted.

Each stockholder may be liable to our creditors for an amount up to the amount distributed to such stockholder by us if our reserves for payments to creditors are inadequate.

If our stockholders approve the Plan and our Dissolution, promptly following the Meeting we expect to file a Certificate of Dissolution with the Secretary of State of the State of Delaware. Although the legal effect of the filing and effectiveness of the Certificate of Dissolution will be to dissolve CERBCO, pursuant to Delaware law, we will continue to exist for three years after the Dissolution becomes effective (which we expect will be the date on which we file the Certificate of Dissolution with the Delaware Secretary of State) or for such longer period as the Delaware Court of Chancery directs, for the purpose of prosecuting and defending lawsuits, settling and closing our business, disposing of our property, discharging our liabilities and distributing to our stockholders any remaining assets. Under applicable Delaware law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our stockholders could be held liable for payment to our creditors up to the amount distributed to such stockholder in the liquidation. In such event, a stockholder could be required to return up to all amounts received as distributions pursuant to the Plan and ultimately could receive nothing under the Plan. Moreover, even though a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount will not result in a recalculation of the gain or loss on the liquidation. Instead, a stockholder’s repayment will generally be deductible as a capital loss in the year in which the contingent liability is paid, and such capital loss cannot be carried back to offset any liquidation gain recognized earlier. See “—Certain Federal Income Tax Consequences.” We cannot assure you that the contingency reserve that we will establish will be adequate to cover all expenses and liabilities.

Recordation of transfers of our Common and Class B Common Stock on our stock transfer books will be restricted as of the Final Record Date, and thereafter it generally will not be possible for stockholders to change record ownership of our stock.

The Company intends to discontinue recording transfers of our Common Stock and Class B Common Stock at the close of business on the date fixed by the Board for filing the Certificate of Dissolution (the “Final Record Date”). Thereafter, certificates representing our Common Stock and Class B Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. However, until trading is halted through termination of registration of our shares of Common Stock, after the Final Record Date, we believe that any trades of shares of our Common Stock will be tracked and marked with a due bill by the Depository Trust Company. The proportionate interests of all of

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the stockholders of the Company will be fixed in the books of the Company on the basis of their respective stock holdings at the close of business on the Final Record Date. Further, after the Final Record Date, any distributions made by the Company will be made solely to the stockholders of record at the close of business on the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on the books of the Company as a result of any assignments by will, intestate succession or operation of law.

Stockholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from us, which may be three years after our Dissolution and could be longer.

As a result of our liquidation, for federal income tax purposes stockholders will recognize gain or loss equal to the difference between (1) the sum of the amount of cash and the aggregate fair market value of any property distributed to them (reduced by any liability assumed or subject to which it is taken), and (2) their tax basis in their shares of our capital stock. A stockholder’s tax basis in our shares will depend upon various factors, including the stockholder’s cost and the amount and nature of any distributions received with respect thereto. A stockholder generally may recognize a loss only when he, she, or it has received a final distribution from us, which may be three years or more after our Dissolution.

Members of our Board of Directors may have a potential conflict of interest in recommending approval of the Plan and our Dissolution.

In light of compensation and benefits payable as a result of severance and retention arrangements with our senior executives, two of whom also are directors, our purchase of an indemnification insurance policy for the benefit of directors, and our indemnification obligations to directors, members of our Board of Directors may be deemed to have a potential conflict of interest in recommending approval of the Plan and our Dissolution. See “—Certain Interests of Our Officers and Directors in Approval and Implementation of the Plan.”

Certain members of our management control a sufficient portion of our stock to determine the outcome of the stockholder vote on the Plan and our Dissolution.

George Wm. Erikson, our Chairman and General Counsel, and Robert W. Erikson, our Vice Chairman and President, own 39.9% and 47.3%, respectively, of our Class B Common Stock, representing [64.3%] of the total number of votes entitled to be cast on the Plan and our Dissolution. Consequently, a vote in favor of the Plan and our Dissolution by Messrs. Erikson and Erikson will constitute the majority vote necessary for approval. Messrs. Erikson and Erikson have indicated that they intend to cause such shares to be voted “FOR” the Plan and our Dissolution.

Our Board of Directors may abandon or delay implementation of the Plan and our Dissolution, even if approved by our stockholders.

Even if the Plan and our Dissolution are approved by our stockholders, our Board of Directors has reserved the right, in its discretion, to abandon or delay implementation of the Plan and our Dissolution, if it determines that doing so is in the best interests of the Company and our stockholders.

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BACKGROUND AND REASONS FOR THE PLAN

CERBCO is a holding company, the principal assets of which are its direct 100% ownership interest in CERBERONICS and, through, CERBERONICS, its indirect controlling interest (approximately 39.1% of total equity and 62.1% of total voting power) in INEI. As a holding company, CERBCO has never conducted operations. Since its reorganization into a wholly-owned subsidiary of CERBCO in 1988, CERBERONICS has acted solely as a Delaware holding company and has had no operating activities. In addition to its shares of stock of majority-controlled INEI, CERBERONICS holds the proceeds from a previous redemption and sale of stock, in 1997, of a former majority-owned subsidiary, Capitol Office Solutions, Inc.

INEI reported overall annual financial losses on a consolidated basis every fiscal year from 1997 through 2003. Therefore, INEI’s Board of Directors concluded that that independent continuation of INEI’s business was no longer economically viable or in the best economic interests of its stockholders and ultimately determined that it was in the best interest of INEI and its stockholders to sell its business and assets and, ultimately, to liquidate.

In light of the anticipated sale of INEI’s business and non-real estate assets to Insituform Technologies, Inc. in September 2003, and the subsequent anticipated sale of INEI’s real estate assets, at its meeting on August 27, 2003, CERBCO’s Board of Directors engaged in broader consideration of the overall future of CERBCO. At that meeting, our Board of Directors discussed whether it was in the best interests of the stockholders to enter into a new line of business. Upon full discussion of the issue, the Board reached the preliminary decision that it was not in the best interests of our stockholders to enter some other business. It was the consensus of the Board that it should consider adopting, in due course, a resolution, and making a recommendation to the stockholders at the next annual meeting (then expected to be held in December 2003), that CERBCO be dissolved. Management was directed to engage counsel to draft such a resolution of the Board and recommendation to the stockholders, together with a formal plan of dissolution and liquidation, for consideration by the Board and eventual submission for stockholder approval. In connection with CERBCO’s dissolution, the Board intends to liquidate its interest in CERBERONICS and distribute the proceeds from any such disposition to CERBCO for eventual distribution to the CERBCO stockholders in accordance with the formal plan of dissolution and liquidation of CERBCO. However, no specific transaction is under consideration with respect to CERBERONICS as of the date of this Proxy Statement.

Further, at its August 27, 2003 meeting, the Board established a Special Committee, consisting of CERBCO’s two outside directors, Messrs. Webb C. Hayes, IV and Paul C. Kincheloe, Jr., to review and approve any collateral agreements (including executive severance or similar agreements, amendments to executives’ Supplemental Executive Retirement Income Agreements (each, a “SERP”), and compensation adjustments or bonuses) deemed necessary and appropriate in light of the potential dissolution of the Company, particularly those agreements pursuant to which a potential conflict of interest might exist with respect to management directors.

On September 24, 2003, the Board met to review and discuss a draft plan of dissolution and liquidation prepared by counsel. After full discussion, the Board passed a resolution both adopting the plan, substantially in the form presented at the September 24 meeting, and authorizing submission of the plan and the dissolution of the Company to our stockholders for approval. The Special Committee also reported at the September 24 meeting that it had engaged Northbrook Compensation Associates, a compensation consultant, to consult with and assist the Special Committee in reviewing, negotiating and approving certain proposed employment and severance arrangements between the Company and its executive officers who were also serving as directors. A draft of the consultant’s report and letter was distributed at the September 24 meeting for preliminary review, with formal comments to be solicited and received by the Special Committee from the affected executives following their individual review and consideration. The Special Committee indicated

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that it intended to engage counsel to prepare draft forms of agreements to be later conformed to the final determinations of the Special Committee.

Between August 2003 and February 2005, the Special Committee and its professional advisors negotiated with the Company’s senior executive officers and their respective professional advisors (particularly with respect to proposed amendments to such officers’ SERPs). The Special Committee utilized the services of its compensation consultant, Northbrook Compensation Associates, as well as an actuarial consultant, Milliman, Inc., to assist with those negotiations and to obtain information and guidance in the development and resolution of the matters related to the SERPs in contemplation of CERBCO’s liquidation. Since August 27, 2003, CERBCO has paid Northbrook Compensation Associates $37,910 and Milliman, Inc. $16,782 for their services rendered to the Special Committee. As of February 28, 2005, the parties executed final agreements regarding amendments to the SERPs and the terms of retention and settlement arrangements.

In November 2004, CERBCO’s counsel prepared and delivered to the Board a slightly revised version of the draft plan of dissolution and liquidation, involving only minor technical changes, which version is referred to herein as the “Plan”. On February 16, 2005, the Board voted unanimously to approve the Plan in its final form and to submit it and the proposed Dissolution of the Company to our stockholders for approval.

Our Board concluded that the distribution of our assets in a liquidation had a greater probability of producing more value to our stockholders than other alternatives. Among the factors that our Board of Directors had considered, the Board ultimately found that the following factors weighed in favor of pursuing dissolution:

•	INEI, CERBCO’s only operating subsidiary, is in the process of liquidation pursuant to a plan of liquidation and dissolution approved by INEI’s stockholders in June 2004.

•	CERBCO had not identified any other attractive opportunities to acquire another operating business.

•	Our Board of Directors believed that it would be in the best interests of our stockholders to allow our stockholders to determine how to invest available cash rather than our pursuing an acquisition strategy involving the investment of our cash in another business.

•	Our Board of Directors believed there was a low probability that we would obtain, within a reasonable period of time under the circumstances, any viable offer to engage in an attractive alternative merger or sale transaction.

•	Our Board of Directors believed the limited public market for CERBCO’s Common Stock and Class B Common Stock would not provide comparable opportunities for stockholders to realize value.

Our Board also identified and considered potentially negative factors associated with the Plan, including those set forth in this Proxy Statement under the caption “Factors That Our Stockholders Should Consider In Deciding Whether To Approve The Plan And Our Dissolution”.

We cannot offer any assurance that the liquidation value per share of our Common Stock and Class B Common Stock will equal or exceed the price or prices at which such shares recently have traded or could trade in the future, or that the liquidation value will exceed zero. However, our Board of Directors presently believes that the liquidation value per share is likely to approximate recent trading values, as of the date of this Proxy Statement, and that it is in the best interests of the Company and its stockholders to distribute to the

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stockholders our net assets, if any, pursuant to the Plan. If the Plan is not approved by our stockholders, the Board of Directors will explore what, if any, alternatives are available for the future of the Company, particularly in light of the fact that the Company has no operations and that INEI, its only operating subsidiary, has dissolved and consummated the sale of a substantial portion of its assets and ceased substantially all of its operations as of the date of this Proxy Statement, in contemplation of its own liquidation, and, in connection therewith, has made an initial distribution of liquidation proceeds. The Board of Directors does not presently believe, however, that there are viable alternatives to the Plan.

CERTAIN INTERESTS OF OUR OFFICERS AND DIRECTORS IN APPROVAL AND IMPLEMENTATION OF THE PLAN

The approval of the Plan and our Dissolution by our stockholders may have certain effects upon our officers and directors, including those set forth below.

On February 28, 2005, pursuant to negotiations among a Special Committee of the Board of Directors and each of George Wm. Erikson, the Company’s Chairman and General Counsel, Robert W. Erikson, the Company’s President, and Robert F. Hartman, the Company’s Vice President and Chief Financial Officer (each an “Executive”), the Company entered into Settlement and Retention Agreements (each, a “Settlement and Retention Agreement”) with each of the Executives. The Board approved the Settlement and Retention Agreements based on the recommendation of the Special Committee of the Board. Messrs. George and Robert Erikson are both executive officers, directors and principal stockholders of the Company and Mr. Hartman is an executive officer of the Company. The Settlement and Retention Agreements resolve previously disclosed claims regarding, inter alia, amounts payable to the Executives under their SERPs. The following is a summary of the material terms of those Settlement and Retention Agreements.

GENERAL

The Settlement and Retention Agreements each provide for the termination of the respective SERPs on February 28, 2005, the payment within 90 days thereof of a lump sum settlement amount (the “SERP Payment”) in accordance with amendments to the SERPs, and the payment of certain retention incentives and certain severance benefits. The SERP Payment will be calculated by independent actuaries. In addition, the Settlement and Retention Agreements include noncompetition and nonsolicitation provisions, and the Executives are required to execute a release of certain claims in order to receive the payments.

TERM

The Settlement and Retention Agreements have an effective date of February 28, 2005 and will continue for three years after the effectiveness of our Dissolution or, if earlier, until the date on which the Board of Directors authorizes a final liquidation distribution to stockholders or to a Liquidating Trust (the “Term”).

DUTIES

In the event that the stockholders of the Company approve a dissolution of the Company, during the Term, the Executives are required to evaluate and resolve any and all claims made against the Company, including any claims made by or with respect to any of the Company’s assets or obligations, or with respect to any of its employees or agents. In addition, they are obligated to effect the sale of all of the Company’s remaining assets and to take all other actions as are necessary to complete the orderly liquidation, dissolution and winding up of the Company.

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COMPENSATION

In consideration for termination of the respective SERPs, carrying out their duties under the Settlement and Retention Agreements, their respective commitments to remain in the employ of the Company and, in the case of Mr. Robert Erikson, in recognition of his previous efforts in effecting the sale of INEI’s assets, the Executives are entitled to receive the following:

•	Within 90 days of February 28, 2005, subject to the Executive signing a release of SERP claims, each Executive is entitled to the SERP Payment and a lump sum amount (the “Make-Up Payment”) equal to the amount by which the aggregate annual payments the Executive would have received under the SERP as of February 28, 2005 exceed the SERP Payment, calculated in accordance with the terms of the Executive’s respective Settlement and Retention Agreement.

If the SERP Payment and Make-Up Payment were determined at December 31, 2004, those amounts would be $1,692,212 and $209,500, respectively, for Mr. George Erikson, and $1,206,173 and $178,804, respectively, for Mr. Robert Erikson and $189,307 and $29,112, respectively, for Mr. Robert Hartman.

•	Subject to execution of a release of SERP claims, Messrs. George and Robert Erikson will each receive a payment of $6,375.39 on the date of payment of the SERP Payment in full satisfaction of the Executive’s right to receive reimbursement of legal fees and expenses pursuant to the SERP.

•	Subject to his execution of a release of SERP claims, Mr. Robert Erikson will receive an additional payment of $100,000 on the date of payment of the SERP Payment, in consideration of his efforts in effectuating the sale to Insituform Technologies, Inc. in 2003 of substantially all of the operating assets of the Company’s subsidiary, INEI Corporation, and the subsequent sale of all of INEI’s material real property.

•	In the event that the stockholders of the Company approve a dissolution of the Company, Messrs. George Erikson, Robert Erikson and Robert Hartman will receive a “Stay Bonus” of $50,000, $50,000 and $25,000, respectively, after the Executive signs a Release of Employment Claims in the period provided in the Settlement and Retention Agreement.

•	On the date that the Company makes an initial liquidation distribution to the Company’s stockholders, Messrs. George and Robert Erikson will each receive a severance payment of $212,000 in a lump sum (each, a “Severance Payment”). On the same date, Mr. Hartman will receive a lump sum severance payment equal to the sum of (x) $12,000, plus (y) 12 times the Monthly Benefit Payment (such payment, also a “Severance Payment”).

•	If the stockholders of the Company approve the dissolution of the Company, Mr. Hartman will receive a monthly salary of $1,000 for the ten-month period beginning March 1, 2005 and ending December 31, 2005; provided that if, prior to January 1, 2006, he shall cease receiving salary payments from INEI, then his monthly salary will be increased to $3,000 (such payments, the “Salary Payments”).

As of February 28, 2005, Messrs. George and Robert Erikson are not entitled to any other salary or other compensation.

•	In the event Mr. Hartman ceases to be covered by a group health plan maintained by INEI or Cerberonics, the Company will make a monthly payment, until December 31, 2005, equal to the

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monthly cost to INEI, as of February 28, 2005, of covering the Executive under its group health plan (the “Monthly Benefit Payment”).

TERMINATION

Subject to certain notice requirements, a Settlement and Retention Agreement may be terminated before the end of the Term (such earlier termination date being referred to as the “Termination Date”) by either the Board of Directors or the Executive who is the counterparty to that Settlement and Retention Agreement or, at the election of the Board of Directors, upon the Total Disability (as defined) of such Executive. In addition, a Settlement and Retention Agreement will terminate automatically upon the death of the Executive who is the counterparty thereto. For purposes of the Settlement and Retention Agreements, “Total Disability” means the inability of the Executive to perform his duties under his Settlement and Retention Agreement by reason of a physical or mental impairment for a period of 60 substantially consecutive days.

In the event that the Board of Directors terminates a Settlement and Retention Agreement for Cause (as defined) or the Executive terminates his Settlement and Retention Agreement for any reason, as of the Termination Date, any remaining Salary Payments and Monthly Benefit Payments (in the case of Mr. Hartman) will cease and the Executive will not be entitled to the Stay Bonus or the Severance Payment. In the event that the Board of Directors terminates a Settlement and Retention Agreement without Cause, as of the Termination Date, any remaining Salary Payments and Monthly Benefit Payments (in the case of Mr. Hartman) will cease but, subject to the timely execution by the Executive of the Release of Employment Claims and material compliance, by the Executive, with his noncompetition and nonsolicitation obligations (as discussed below), the Executive will be paid his Stay Bonus and Severance Payment. In the event of the death or Total Disability of the Executive, as of the Termination Date, any remaining Salary payments and Monthly Benefit Payments (in the case of Mr. Hartman) will cease and the Executive shall not be entitled to the Stay Bonus but, subject to the timely execution by the Executive (or his estate, if applicable) of the Release of Employment Claims and material compliance, by the Executive, with his noncompetition and nonsolicitation obligations, the Severance Payment will be made to the Executive or his estate. In the case of the Executive’s death, the Severance Payment will be made to the estate no more than 60 days following the Executive’s death. For purposes of the Settlement and Retention Agreements, “Cause” means (i) the Executive’s conviction or entering of a plea of guilty or nolo contendere to any felony or any crime involving moral turpitude; (ii) dishonesty or other willful misconduct on the part of the Executive that is materially harmful to the Company or any subsidiary of the Company; (iii) the failure of the Executive, within ten days after receipt by the Executive of written notice from the Board of Directors, to comply with lawful and reasonable instructions of the Board; or (iv) the failure of the Executive to perform the duties specified in the Settlement and Retention Agreements in any material respect, other than as a result of illness or other disability, following written notice thereof from the Board of Directors and a period of ten days to cure such failure.

NONSOLICITATION AND NONCOMPETITION

In addition to their duties under their respective Settlement and Retention Agreements, for a period of three years following the effective date of the Company’s Dissolution, each of the Executives is limited in his ability, directly or indirectly, to perform services for entities whose business is competitive with the Company’s subsidiaries, to divert business opportunities from the Company or its subsidiaries or to solicit or encourage any employees to cease employment with the Company or its subsidiaries.

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MATERIAL TERMS OF TERMINATED AGREEMENTS

The SERP for each of the Executives, which agreements were terminated as of February 28, 2005, provided for certain payments based on a percentage of the Executive’s final monthly salary, payable monthly for the Executive’s life, upon reaching age 62 or upon his later retirement. Mr. George Erikson’s annual annuity payment under the SERP would have been $139,166. Mr. Robert Erikson’s annual annuity payment under the SERP would have been $110,890. Mr. Robert Hartman’s annual annuity payment under the SERP would have been $17,952. The SERPs also provided for certain death benefit payments. Mr. Hartman also was a party to a severance agreement with the Company whereby, in the event of a change in control of the Company and the subsequent termination of his employment by the Company, he was entitled to receive payment of one year’s base salary and annual bonus, if any. This agreement also was terminated as of February 28, 2005.

DISSOLUTION UNDER DELAWARE LAW

Section 275 of the Delaware General Corporation Law provides that a corporation may dissolve upon either (a) a majority vote of the board of directors of the corporation followed by a favorable majority vote of its stockholders or (b) a unanimous stockholder consent. Following such approval, the dissolution is effected by filing a certificate of dissolution with the Secretary of State of the State of Delaware. Once a corporation is dissolved, its existence is automatically continued for a term of three years (or for such longer period as the Delaware Court of Chancery directs), but solely for the purpose of winding up its business. The process of winding up includes:

•	prosecution and defense of any lawsuits;

•	settling and closing of any business;

•	disposition and conveyance of any property;

•	discharge of any liabilities; and

•	distribution of any remaining assets to the stockholders of the corporation.

If any action, suit or proceeding is commenced by or against a corporation before or within the winding up period, the corporation will, solely for the purpose of such action, suit or proceeding, automatically continue to exist beyond the three-year period until any judgments, orders or decrees are fully executed.

PRINCIPAL PROVISIONS OF THE PLAN

GENERAL

We will distribute pro rata to our stockholders, in cash or in-kind, or sell or otherwise dispose of, all our property and assets. This final liquidation is expected to commence as soon as practicable after approval of the Plan and our Dissolution by our stockholders at the Meeting and to be concluded in a period of approximately three years by a final liquidation distribution, either directly to our stockholders or to one or more Liquidating Trusts. Any sales of our assets will be made in private or public transactions and on such terms as are approved by our Board of Directors. We do not anticipate that we will solicit any further votes of our stockholders with respect to the approval of the specific terms of any particular sale of assets approved by our Board of Directors.

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Subject to the payment or the provision for payment of our indebtedness and other obligations, we expect to distribute from time to time pro rata to the holders of our Common Stock and Class B Common Stock any cash on hand, together with the cash proceeds of any sales of our remaining assets. While the Plan permits us to distribute non-cash assets to our stockholders, we do not anticipate making such non-cash distributions. We intend to establish a reserve, referred to as the Contingency Reserve, in an amount determined by our Board of Directors to be sufficient to satisfy actual and potential liabilities, expenses, and obligations. The net balance, if any, of the Contingency Reserve remaining after payment, provision, or discharge of all of our liabilities, expenses, and obligations will also be distributed to our stockholders pro rata.

The Plan provides that our Board of Directors may liquidate our assets in accordance with any applicable provision of the Delaware General Corporation Law, including Sections 280 and 281. Without limiting its flexibility, the Board may, at its option, instruct our officers to follow the procedures set forth in Sections 280 and 281. If the Board should so instruct our officers, they would, in accordance with Section 280:

•	give notice of our Dissolution to all persons having a claim against us and provide for the rejection of any such claims in accordance with Section 280 of the Delaware General Corporation Law;

•	offer to any contract claimant whose claim is contingent, conditional or unmatured, security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who rejects such offer;

•	petition the Delaware Court of Chancery to determine the amount and form of security that would be reasonably likely to be sufficient to provide compensation for claims that are the subject of pending litigation against us, and claims that have not been made known to us at the time of our Dissolution, but are likely to arise or become known within five years (or longer in the discretion of the Delaware Court of Chancery, but in no event later than ten years following our Dissolution);

•	pay, or make adequate provision for payment of, all claims made against us and not rejected, including all expenses of the sale of our assets and of our liquidation and Dissolution provided for by the Plan; and

•	post all security offered and not rejected and all security ordered by the Delaware Court of Chancery.

If all of our assets, including the Contingency Reserve, are not sold or distributed prior to the third anniversary of our Dissolution, we may transfer such remaining assets to one or more Liquidating Trusts in a final distribution. In the event of any transfer of assets to a Liquidating Trust, we would distribute, pro rata to the holders of our Common Stock and Class B Common Stock, beneficial interests in such Liquidating Trust. We anticipate that the interests in any Liquidating Trust will not be transferable. Therefore, although the recipients of the interests would be treated for tax purposes as having received their pro rata share of property transferred to the Liquidating Trust and will thereafter take into account for tax purposes their allocable portion of any income, gain or loss realized by such Liquidating Trust, the recipients of the interests will not realize the value thereof unless and until the Liquidating Trust distributes cash or other assets to them.

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Following approval by our stockholders of the Plan and our Dissolution, we expect to file a Certificate of Dissolution with the Secretary of State of the State of Delaware. The Dissolution will become effective, in accordance with the General Corporation Law of the State of Delaware, upon proper filing of the Certificate of Dissolution with the Secretary of State or on such later date or at such later time as may be specified in the Certificate of Dissolution. We currently intend to file the Certificate of Dissolution promptly following stockholder approval of the Plan and our Dissolution at the Meeting and do not intend to specify an effective date after the date of filing. Pursuant to the Delaware General Corporation Law, CERBCO will continue to exist for three years after effectiveness of the Dissolution, or for such longer period as the Delaware Court of Chancery directs, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against our Company, and enabling us gradually to settle and close our business, to dispose of and convey our property, to discharge our liabilities and to distribute to our stockholders any remaining assets, but not for the purpose of continuing the business for which we were organized or any other business. Any legal action commenced by or against us during the three-year dissolution period will not terminate by reason of the expiration of the period.

We expect to discontinue recording transfers of shares of our Common Stock and Class B Common Stock on the date of our Dissolution, which will be the Final Record Date. Thereafter, certificates representing shares of our Common Stock and Class B Common stock will not be assignable or transferable on our books, except by will, intestate succession or operation of law. After the Final Record Date, we will not issue any new stock certificates, except in connection with such transfers or as replacement certificates.

ABANDONMENT OR AMENDMENT

Under the Plan, our Board of Directors may modify, amend, or abandon the Plan, notwithstanding stockholder approval, to the extent permitted by the Delaware General Corporation Law. In the event that a proposed modification or amendment of the Plan would, in the sole judgment of the Board of Directors, materially and adversely affect the interests of our stockholders, we expect to submit the modification or amendment to our stockholders for approval. We may not amend or modify the Plan under circumstances that would require additional stockholder solicitations under the Delaware General Corporation Law or the federal securities laws, unless we comply with the applicable provisions of such laws.

LIQUIDATION DISTRIBUTIONS

Our Board of Directors has not established a firm timetable for distributions to our stockholders if the Plan and our Dissolution are approved at the Meeting. Subject to contingencies inherent in winding up our business, our Board of Directors intends to authorize any distributions as promptly as reasonably practicable. We currently expect an ultimate distribution in an amount between $9.25 and $10.75 per share (based on an aggregate of 1,507,956 shares of Common and Class B Common Stock and options to purchase an additional 80,000 shares of Common Stock with a weighted average exercise price of $4.861 per share). Our Board of Directors is, however, currently unable to predict the precise amount or timing of distributions pursuant to the Plan. Our Board, in its sole discretion, will determine the actual amount and timing of all distributions. We expect to conclude the liquidation no later than the third anniversary of the filing of the Certificate of Dissolution and the effectiveness of the Dissolution, with a final liquidation distribution either directly to our stockholders or to one or more Liquidating Trusts.

We do not plan to pay all of our liabilities and obligations prior to making distributions to our stockholders. Instead, we intend to establish a Contingency Reserve and set aside assets deemed by our Board of Directors to be adequate to provide for all such liabilities and obligations. In addition, as indicated above, under the Plan our Board of Directors has reserved the authority to proceed with the Dissolution and liquidation in accordance with the provisions of Sections 280 and 281 of the Delaware General Corporation Law.

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It is impracticable for us to predict the amounts, if any, that ultimately will be distributed to our stockholders, in light of uncertainties as to the precise net value, if any, of our non-cash assets, any additional amounts that we may receive in liquidation from INEI and the ultimate amount of our liabilities. We will continue to incur claims, liabilities and expenses (such as salaries and benefits, directors’ and officers’ insurance, payroll and local taxes, facilities costs, legal, accounting and consulting fees and miscellaneous office expenses) following approval of the Plan and our Dissolution. These expenses will reduce the amount of assets available for ultimate distribution to stockholders. While we do not believe that we can make a precise prediction of the ultimate amount of such claims, liabilities and expenses, we believe that available cash and any amounts received from the sale of assets will be adequate to provide for our obligations, liabilities, expenses and claims and that we will make one or more cash distributions to stockholders. However, we can give no assurances that available cash and any amounts received from the sale of assets will be adequate to provide for our obligations, liabilities, expenses and claims and that we will make cash distributions to stockholders in any particular amount, at any particular time or at all.

SALES OF OUR ASSETS

The Plan gives our Board of Directors the authority to sell all of our remaining assets. Agreements for the sale of assets may be entered into prior to the Meeting and, to the extent required by law, may be made contingent upon stockholder approval of the Plan and our Dissolution. Approval of the Plan and our Dissolution will constitute approval of any and all such agreements and sales. We will sell our remaining assets on such terms as are approved by our Board. We may conduct sales by any means, including by competitive bidding or private negotiations. We do not anticipate that we will solicit any further stockholder votes with respect to the approval of the specific terms of any particular sale of assets approved by our Board. We do not anticipate amending or supplementing this Proxy Statement to reflect any such agreement or sale, unless required by applicable law. The prices at which we will be able to sell our various assets will depend largely on factors beyond our control, including, without limitation, the supply and demand for such assets, changes in interest rates, the condition of financial markets, the availability of financing to prospective purchasers of the assets and regulatory approvals, and the net price that we receive will be reduced to the extent that we employ brokers to assist in the sale of our assets. In addition, we may not obtain as high a price for a particular asset as we might secure if we were not in liquidation.

Our sale of an appreciated asset will result in the recognition of taxable gain to the extent that the fair market value of such asset exceeds our tax basis in such asset. We believe that we have sufficient useable net operating losses to offset substantially all of the federal income or gain that could be recognized by us for federal income tax purposes.

OUR CONDUCT FOLLOWING ADOPTION OF THE PLAN

Our directors, officers and any employees will receive compensation for the duties that each of them performs from time to time as determined by our Board of Directors, including certain payments to be made to Messrs. Erikson, Erikson and Hartman pursuant to certain settlement and retention agreements. See “—Certain Interests of Our Officers and Directors in Approval and Implementation of the Plan.” Following approval of the Plan and our Dissolution by our stockholders at the Meeting, our activities will be limited to winding up our affairs, taking such actions as we believe may be necessary, appropriate, or desirable to preserve the value of our assets, and distributing our assets in accordance with the Plan. We will seek to distribute or liquidate all of our assets in such manner and upon such terms as our Board determines to be in the best interests of our stockholders.

Following Dissolution (assuming that it is approved by our stockholders), we will continue to indemnify our officers, directors, employees and agents in accordance with our Certificate of Incorporation

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and Bylaws for actions taken in connection with the Plan and the winding up of our affairs. Our obligation to indemnify such persons may be satisfied out of our remaining assets or the assets of any Liquidating Trust. Our Board of Directors and the trustees of any Liquidating Trust may obtain and maintain such insurance as they believe may be necessary, appropriate, or desirable to cover our indemnification obligations under the Plan. We intend to continue to maintain, at least until July 10, 2005, directors’ and officers’ liability insurance and have the option to extend such insurance policy for an additional six (6) months. As part of our winding down, we purchased a “tail” policy, for which we have prepaid the premium to continue to maintain our directors’ and officers’ liability insurance for claims made following the expiration of the then current policy for six (6) years.

We also have entered into settlement and retention arrangements with three of our senior executives. See “—Certain Interests of Our Officers and Directors in Approval and Implementation of the Plan.”

CONTINGENCY RESERVE

Under the Delaware General Corporation Law, we generally are required, in connection with our Dissolution, to pay or make reasonable provision for payment of our liabilities and obligations. Following stockholder approval of the Plan and our Dissolution at the Meeting, we will pay all expenses and fixed and other known liabilities, or set aside a Contingency Reserve, consisting of cash or other assets that we believe to be adequate for payment of those known liabilities, as well as claims that are unknown or have not yet arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of our Dissolution. We are currently unable to provide a precise estimate of the amount of any Contingency Reserve that may be required but any such amount (in addition to any cash contributed to any Liquidating Trust) will be deducted before the determination of amounts available for distribution to stockholders.

The actual amount of any Contingency Reserve will be based upon estimates and opinions of our Board of Directors, derived from consultations with management and outside experts, if the Board determines that it is advisable to retain such experts, and a review of, among other things, our estimated contingent liabilities and our estimated ongoing expenses, including, without limitation, anticipated salary and benefits payments, estimated investment banking, legal and accounting fees, rent, payroll and other taxes, miscellaneous office expenses, facilities costs and expenses accrued in our financial statements. Even if established, a Contingency Reserve may not be sufficient to satisfy all of our obligations, expenses and liabilities, in which case a creditor could bring a claim against one or more of our stockholders for each such stockholder’s pro rata portion of the claim, up to the total amount distributed by us to that stockholder pursuant to the Plan. Once we have established a Contingency Reserve, commencing with the time of our initial distribution, which we currently expect will occur as soon as practicable following the filing of our Certificate of Dissolution with the State of Delaware after approval of such Dissolution by the stockholders, from time to time we expect to distribute to our stockholders any portions of such Contingency Reserve that our Board deems no longer to be required.

LIQUIDATING TRUSTS

If our Board of Directors finds such action to be necessary, appropriate or desirable, we may, from time to time, transfer any of our remaining assets to one or more Liquidating Trusts established for the benefit of our stockholders. The purpose of any such Liquidating Trust would be to serve as a temporary repository for the trust property prior to its disposition or distribution to our stockholders, to distribute or sell such property on terms satisfactory to the liquidating trustee(s), and to distribute to our stockholders any net proceeds of such sale after paying any liabilities assumed by the Trust.

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Our Board of Directors may determine to transfer assets to a Liquidating Trust in circumstances where the nature of an asset is not susceptible to distribution (for example, interests in intangibles) or where our Board determines that it would not be in the best interests of CERBCO and our stockholders for such assets to be distributed directly to stockholders. If all of our assets, including the Contingency Reserve, are not sold or distributed to our stockholders prior to the third anniversary of the effectiveness of our Dissolution, we may make a final transfer of all remaining assets to one or more Liquidating Trusts. However, to the extent that a distribution to our stockholders or transfer of any asset requires consent of a governmental authority, no such distribution or transfer shall be effected without such consent. Any Liquidating Trust(s) acquiring all of our unsold assets will assume all of our liabilities and obligations as well and will be obligated to pay any expenses and liabilities that remain unsatisfied. If the Contingency Reserve transferred to a Liquidating Trust is exhausted, such expenses and liabilities will be satisfied out of the Liquidating Trust’s other unsold assets.

Any Liquidating Trust would be evidenced by a trust agreement between CERBCO and the trustees. The Plan authorizes our Board of Directors to appoint one or more individuals or entities to act as trustee(s) of any Liquidating Trust and to cause CERBCO to enter into a Liquidating Trust agreement with such trustee or trustees on such terms and conditions as may be approved by our Board. Approval of the Plan and our Dissolution by our stockholders will constitute stockholder approval of any such appointment and any such Liquidating Trust agreement.

If our Board elects to utilize a Liquidating Trust, property would be transferred to one or more trustees, to be held in trust for the benefit of the stockholder beneficiaries subject to the terms of the applicable Liquidating Trust agreement. Immediately thereafter interests in the Liquidating Trust would be distributed to our stockholders. For federal income tax purposes, stockholders would be taxed on the initial transfer as constructive liquidation distributions. See “—Certain Federal Income Tax Consequences—Liquidating Trusts.” The transfer to the Liquidating Trust and distribution of interests therein to our stockholders would enable CERBCO to divest itself of the trust property and permit our stockholders to enjoy the economic benefits of ownership of such property. We anticipate that the interests would be evidenced only by the records of the Liquidating Trust, that there would be no certificates or other tangible evidence of such interests and that no holder of our Common Stock or Class B Common Stock would be required to pay any cash or other consideration for the interests to be received in the distribution or to surrender or exchange shares of Common Stock or Class B Common Stock in order to receive the interests, subject to our election to require the surrender of stock certificates. See “—Final Record Date.” We also anticipate that interests in any Liquidating Trust would generally not be transferable.

We have no present plans to use any Liquidating Trusts, except in the event that any of our assets are not sold or distributed to our stockholders prior to the third anniversary of the effectiveness of our Dissolution. However, our Board of Directors believes the flexibility provided by the Plan with respect to the Liquidating Trusts to be necessary, advisable, and appropriate.

POTENTIAL LIABILITY OF STOCKHOLDERS

Under the Delaware General Corporation Law, in the event we fail to create an adequate Contingency Reserve, or should such Contingency Reserve and the assets held by any Liquidating Trusts be insufficient to satisfy the aggregate amount ultimately found payable in respect of our expenses and liabilities, each stockholder could be held liable for amounts due creditors to the extent of amounts that such stockholder received from us and from any Liquidating Trust under the Plan. Each stockholder’s exposure to liability is limited to his, her, or its pro rata portion of the amounts due each creditor in the event we create an inadequate Contingency Reserve.

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If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the Contingency Reserve and the assets of any Liquidating Trust, a creditor could seek an injunction against us to prevent us from making distributions under the Plan. Any such action could delay and substantially diminish cash distributions to our stockholders.

In addition, each stockholder will be deemed to have received a liquidation distribution from CERBCO equal to such stockholder’s pro rata share of the value of the net assets distributed to an entity that is treated as a Liquidating Trust for tax purposes. Therefore, the distribution could result in tax liability to our stockholders as interest holders without a distribution of cash or other liquid assets or other means of realizing the value of such interests in order to provide funds to pay such taxes. Also, our stockholders, as the deemed owners of the Liquidating Trust, would be taxed on their respective pro rata shares of any income earned by the Liquidating Trust. See “—Certain Federal Income Tax Consequences.”

FINAL RECORD DATE

We will discontinue recording transfers of shares of our Common Stock and Class B Common Stock on the Final Record Date. Accordingly, thereafter certificates representing shares of Common Stock and Class B Common Stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Final Record Date, we will not issue any new stock certificates, other than in connection with such permitted transfers or as replacement certificates. However, until trading is halted through termination of registration of our shares of Common Stock, after the Final Record Date, we believe that any trading of shares of our Common Stock will be tracked and marked with a due bill by the Depository Trust Company. All liquidation distributions on or after the Final Record Date made by us or by a Liquidating Trust will be made to stockholders according to their holdings of Common Stock and Class B Common Stock as of the Final Record Date.

Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, any distributions otherwise payable by CERBCO or a Liquidating Trust to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder’s certificate(s) evidencing his, her, or its Common Stock or Class B Common Stock has been lost, stolen, or destroyed, the stockholder may be required to furnish us with satisfactory evidence of the loss, theft, or destruction, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

LISTING AND TRADING OF OUR COMMON STOCK AND CLASS B COMMON STOCK AND OF INTERESTS IN ANY LIQUIDATING TRUST; TERMINATION OF REPORTING REQUIREMENTS

Our Common Stock trades in the over-the-counter market and is listed for quotation under the trading symbol “CERB” on the Over-the-Counter (OTC) Bulletin Board (www.otcbb.com) maintained by Nasdaq, Inc. and in the “Pink Sheets” (www.pinksheets.com). While shares of CERBCO Class B Common Stock are included in the OTC Bulletin Board and the Pink Sheets, there is no active public trading market for shares of our Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Common stock on a share-for-share basis.

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For some time, we have voluntarily maintained the registration of our stock under the Securities and Exchange Act of 1934, as CERBCO does not meet the minimum threshold for the number of registered holders of either class of its securities to trigger such registration requirements. In light of this, and of the fact that we will discontinue recording transfers of our Common Stock and Class B Common Stock as of the Final Record Date, and of the significant costs involved in compliance with reporting requirements and other laws and regulations applicable to public companies, our Board of Directors may determine, after we file our Certificate of Dissolution, that it would be in the best interest of CERBCO and its stockholders to apply to terminate CERBCO’s registration and reporting requirements under Section 12(g) of the Securities Exchange Act of 1934, as amended, and to suspend any reporting obligations under Section 15(d) of the Exchange Act. If registration is terminated, trading in the Common Stock on the OTC Bulletin Board and through the Pink Sheets would terminate.

We do not anticipate that any interests in a Liquidating Trust that may be distributed to stockholders will be transferable, although no determination has yet been made. Such determination will be made by the Board of Directors and management prior to the transfer of assets to the Liquidating Trust(s) and will be based on, among other things, the Board of Directors’ and management’s estimate of the value of the assets being transferred to the Liquidating Trust(s), tax matters and the impact of compliance with applicable securities laws. Should the interests be transferable, we plan to distribute an information statement with respect to the Liquidating Trust at the time of the transfer of assets. Additionally, a Liquidating Trust may be required to comply with the periodic reporting and proxy requirements of the Securities Exchange Act, as amended.

We do not expect to list Liquidating Trust interests, even if transferable, on a national securities exchange or arrange for quotations regarding such interests to be made through The Nasdaq Stock Market, and we do not expect that a market in such interests would develop. Moreover, the Liquidating Trust interests may not be accepted by commercial lenders as security for loans as readily as conventional securities trading in established markets. As stockholders will be deemed to have received a liquidation distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a Liquidating Trust for tax purposes, the distribution of non-transferable interests could result in tax liability to the interest holders, even though such holders will not readily be able to realize the value of such interests to pay such taxes or otherwise. Also, our stockholders, as the deemed owners of the Liquidating Trust, will be taxed on their respective pro rata shares of any income earned by the Liquidating Trust. See “—Certain Federal Income Tax Consequences.”

ABSENCE OF APPRAISAL RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights for their shares of Common Stock or Class B Common Stock in connection with the transactions contemplated by the Plan or our Dissolution.

REGULATORY APPROVALS

We do not believe that any material United States federal or state regulatory requirements must be met or approvals obtained in connection with the Plan or our Dissolution.

CONTINUING INDEMNIFICATION AND INSURANCE

Following stockholder approval of the Plan and our Dissolution, we will continue to indemnify our officers, directors, employees and agents in accordance with the terms of our Certificate of Incorporation and Bylaws, including providing indemnification for actions taken in connection with the Plan and the winding down of our business and affairs. We may enter into indemnification agreements to provide this

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indemnification. We have maintained, and intend to continue to maintain at least until July 10, 2005, directors’ and officers’ liability insurance for the benefit of such persons. In addition, we have the option to extend our insurance policy for an additional six (6) months. As part of our winding down, we purchased a “tail” policy, for which we have prepaid the premium to continue to maintain such insurance for claims made following the expiration of the then current policy for six (6) years. Since our insurance policy may, depending upon the circumstances, require us to pay the initial amount of any liability incurred and then to pay the further costs of defending a claim, subject to reimbursement from the insurance carrier, we intend to provide for this contingency in the Contingency Reserve.

TREATMENT OF STOCK OPTIONS

All currently outstanding options under our directors’ stock option plans are fully vested and will terminate upon our Dissolution. Holders of non-statutory stock options will be entitled to receive their respective pro rata portion of any distributions to stockholders as if the options had been exercised immediately prior to our Dissolution. We will deduct from the payment to each option holder the aggregate exercise price of his or her options, meaning that an option holder will not receive any distributions unless and until the aggregate amount of distributions per share exceeds the per share exercise price of the option. We will deduct from distributions to option holders any applicable tax withholding amounts.

As a result, the holder of non-statutory options will receive the same net amount as a result of the liquidation as he or she would have received if he or she had exercised the option prior to Dissolution, but will not be required to bear the risk of exercising an option without knowing whether the amount payable in respect of the shares underlying options exceeds the option exercise price. As a result of this treatment of options, any reference in this Proxy Statement to distributions to stockholders shall also be deemed to include our distributions to holders of non-statutory stock options.

PAYMENT OF EXPENSES

In the discretion of our Board of Directors, we may pay brokerage, agency, professional and other fees and expenses to any person in connection with the sale or other disposition of our assets and the implementation of the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material U.S. federal income tax consequences of the Plan to CERBCO and our stockholders and holders of options to purchase our stock, but does not purport to be a complete analysis of all the potential tax effects. Tax considerations applicable to particular stockholders will depend on the stockholder’s individual circumstances. The discussion addresses neither the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, mutual funds, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Department of the Treasury regulations, rulings of the Internal Revenue Service (“IRS”), and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that we will liquidate substantially in accordance with the Plan.

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Liquidation distributions pursuant to the Plan may occur at various times and in more than one tax year. We can give no assurance that the tax treatment described herein will remain unchanged at the time of such distributions. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan, and we will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences prove not to be as anticipated and described herein, the result could be increased taxation at the corporate or stockholder level.

Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Plan and our Dissolution, including tax return reporting requirements, the applicability and effect of foreign, federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.

CONSEQUENCES TO THE COMPANY

Commencing with stockholder approval of the Plan and our Dissolution and until the liquidation is completed, CERBCO will continue to be subject to U.S. federal income tax on any taxable income, such as interest income, gain from the sale of our assets or income from operations. Upon liquidation, the Company will recognize gain or loss as if the assets were sold for fair market value consideration. Ordinarily, corporate gain or loss (unless certain exceptions to loss recognition apply) is recognized in an amount equal to the difference between the fair market value of the respective assets (increased by any liability assumed or taken subject to) and the adjusted tax basis in the asset. Gain resulting from corporate distributions of cash or assets pursuant to a plan of complete liquidation is generally capital gain rather than ordinary income. However, because we anticipate that only cash liquidation distributions will be made, the Company should not recognize gain or loss on the liquidation distribution to stockholders pursuant to the Plan. Moreover, we believe that the Company has sufficient available net operating losses to offset any income or gain that might be recognized. Accordingly, the Dissolution should not produce a corporate tax liability for federal income tax purposes.

CONSEQUENCES TO STOCKHOLDERS

Amounts received by stockholders pursuant to the liquidation will be treated as full payment in exchange for their shares of our Common Stock or Class B Common Stock, as the case may be. As a result of our liquidation, a stockholder will recognize gain or loss equal to the difference between (1) the sum of the amount of cash and the fair market value, at the time of distribution, of any property distributed (including distributions of assets to any Liquidating Trust), less any liability assumed or to which distributed property is subject, and (2) such stockholder’s tax basis in the shares of Common Stock or Class B Common Stock. A stockholder’s tax basis in the shares will depend upon various factors, including the stockholder’s cost and the amount and nature of any distributions received with respect thereto.

A stockholder’s gain or loss will be computed on a “per share” basis, so that gain or loss is calculated separately for blocks of stock acquired at different dates and for different prices. Each liquidation distribution will be allocated proportionately to each share of stock owned by a stockholder. Gain will be recognized in connection with a liquidation distribution only to the extent that the aggregate value of all liquidation distributions received by a stockholder with respect to a share exceeds such stockholder’s tax basis for that share. Any loss generally will be recognized only when a stockholder receives our final distribution to stockholders, and then only if the aggregate value of the liquidation distributions with respect to a share is less than the stockholder’s tax basis for that share. Gain or loss recognized by a stockholder will be capital gain or loss, provided the stock is held as a capital asset, and will be long-term capital gain or loss if the share has been held for more than one year.

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In the unlikely event that there is an in-kind distribution of property other than cash, the stockholder’s tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution. The gain or loss realized upon the stockholder’s future sale of that property will be measured by the difference between the stockholder’s tax basis in the property at the time of such sale and the proceeds of such sale.

After the close of each of our taxable years, we will provide our stockholders and the IRS with a statement of the amount of cash distributed to stockholders and our best estimate as to the value of any property distributed to them during that year. The IRS could challenge such valuation. As a result of such a challenge, the amount of gain or loss recognized by stockholders might be changed. Distributions to our stockholders could result in tax liability to any given stockholder exceeding the amount of cash received, requiring that stockholder to meet the tax obligations from other sources or by selling all or a portion of the assets received. See “—Liquidating Trusts.”

If a stockholder is required to satisfy any Company liability not fully covered by our Contingency Reserve, payments by a stockholder in satisfaction of such contingent liabilities would generally produce a capital loss in the year paid. Such capital loss is permitted to offset other capital gains occurring within the same tax year without limitation. Such a capital loss in the hands of an individual stockholder is subject to limitation as an offset against ordinary income up to $3,000 (including married filing jointly), except that the limitation for a married individual filing a separate return is $1,500. Further, such capital loss in the hands of an individual stockholder can be carried forward indefinitely to succeeding years but cannot be carried back to a prior year in order to offset any capital gain recognized on the liquidation distribution in that prior year.

CONSEQUENCES TO OPTION HOLDERS

All currently outstanding compensatory options under our directors’ stock option plans are fully vested and will terminate upon our Dissolution if not exercised.

Non-Statutory Options. Non-statutory option holders will be entitled to receive their respective pro rata portion of any distributions to stockholders pursuant to the cashless exercise of their options immediately prior to our Dissolution. In accordance with the cashless exercise, the exercise price will be deducted from amounts otherwise payable in the Dissolution. Holders of non-statutory stock options will not be issued shares of stock. In lieu of shares issued upon exercise, the holders will receive their pro rata portion of any distributions to stockholders upon the Dissolution minus the aggregate exercise price and any tax withholding amounts. Therefore, holders of non-statutory options will receive distributions only if the aggregate amount of distributions per share exceeds the per share exercise price of the respective option.

For federal tax purposes, holders of non-statutory options who exercise their options prior to the termination of the options upon our Dissolution will recognize ordinary compensation income equal to the excess of the value of the stock at the time of exercise over the exercise price. Since the stock deemed to be issued will be held for one year or less at the time of the liquidation, any additional gain upon the liquidation distribution will be short-term capital gain. The income tax rates applicable to ordinary income and short-term capital gains will depend on your bracket, but the individual maximum rate currently is 35%.

The Company will not have income or gain as a result of the foregoing stock option transactions. CERBCO will be entitled to report a deduction concurrently with ordinary income recognition by the holders of non-statutory stock options, as described above. When shares of stock are deemed issued pursuant to the cashless exercise or are actually issued, CERBCO will be required to report the ordinary income amount on the option holder’s Form W-2 or Form 1099 for U.S. federal tax purposes. Income and employment tax withholding will be required as a result of the cashless exercise of non-statutory options.

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LIQUIDATING TRUSTS

If we transfer assets to a Liquidating Trust for the benefit of the stockholders, we intend to structure any such Liquidating Trust as a grantor trust owned by the stockholders, so that stockholders will be treated for tax purposes as first having constructively received their pro rata share of the property and then having contributed such property to the Trust. In the event that one or more Liquidating Trusts are formed, the stockholders will receive notice of the transfer(s). For U.S. federal income tax purposes, the stockholders will be taxed on the constructive liquidation distribution. The amount of the deemed distribution to the stockholders will be reduced by the amount of known liabilities assumed by the Liquidating Trust or to which the transferred property is subject. A qualifying Liquidating Trust is itself not subject to tax. Our former stockholders, as owners of the Liquidating Trust, would be required to take into account for federal income tax purposes their respective allocable portions of any future income, gain, or loss recognized by such Liquidating Trust. As a result of the transfer of property to, and the ongoing operations of, any Liquidating Trust, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the Liquidating Trust with which to pay such tax. Stockholders would receive annual statements from the Liquidating Trust reporting their respective allocable shares of the various tax items.

BACK-UP WITHHOLDING

Unless a stockholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, he, she or it may be subject to back-up withholding tax with respect to any payments received pursuant to the liquidation. The back-up withholding tax is imposed at a rate of 30%. Back-up withholding generally will not apply to payments made to some exempt recipients such as a corporation or financial institution or to a stockholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information. If back-up withholding applies, the amount withheld is not an additional tax, but is credited against the stockholder’s U.S. federal income tax liability.

TAXATION OF NON-UNITED STATES STOCKHOLDERS

Foreign corporations or persons who are not citizens or residents of the United States should consult their own tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan.

STATE AND LOCAL TAXES

Stockholders may also be subject to state or local taxes and should consult their own tax advisors with respect to the state and local tax consequences of the Plan.

VOTES REQUIRED AND BOARD RECOMMENDATION

Approval of the Plan and our Dissolution requires the affirmative vote of a majority of the votes entitled to be cast on the matter. The holders of Common Stock and Class B Common Stock will vote together as a single class on the matter of the approval of the Plan and our Dissolution. Holders of Common Stock are entitled to one vote per share on the matter, and holders of Class B Common Stock are entitled to ten votes per share.

Our Board of Directors believes that the Plan and the Dissolution of CERBCO are in the best interests of our stockholders. Our Board of Directors has unanimously adopted the Plan and approved the Dissolution and unanimously recommends that our stockholders vote “FOR” approval of the Plan and our Dissolution pursuant to the Plan. Directors and executive officers who hold, or are deemed to hold, as of the Record Date,

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an aggregate of 141,997 outstanding shares of our Common Stock (representing a like number of votes) and 252,869 outstanding shares of our Class B Common Stock (representing 2,528,690 votes), entitled to cast, in the aggregate, 2,670,867 [(64.8%)] of the votes entitled to be cast on the matter, have indicated that they will vote “FOR” the Plan and the Dissolution of CERBCO. These shares include an aggregate of 119,997 shares of Common Stock and 252,869 shares of Class B Common Stock held respectively by Mr. George Wm. Erikson and Mr. Robert W. Erikson. Messrs. George Wm. Erikson and Robert W. Erikson, as executive officers, have entered into settlement and retention agreements with the Company in connection with the Plan and our Dissolution. As a result of these agreements, Messrs. Erikson and Erikson have interests in the Plan and our Dissolution that are different from, and in addition to, the interests of our other stockholders. See “Voting Securities and Principal Holders Thereof” and “—Certain Interests of Our Officers and Directors in Approval and Implementation of the Plan.”

Shares represented by Proxy Cards received in time for the Meeting that are properly signed, dated, and returned without specifying choices will be voted “FOR” this proposal.

OTHER MATTERS

OTHER BUSINESS

The directors of the Company are not aware of any business to be acted upon at the Meeting, other than as described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

COST OF SOLICITATION

We will bear all costs of preparing, assembling and mailing this Proxy Statement and of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by other means, including telephone, facsimile, e-mail and in-person meetings. We will also request that brokers, custodians and fiduciaries forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

MEETING FOR THE FISCAL YEAR ENDED JUNE 30, 2005

If the proposal to approve the Plan and our Dissolution is approved, we do not expect to hold any annual meetings after the Meeting. However, in the event that we should hold an annual meeting of stockholders for the fiscal year ended June 30, 2005, a stockholder intending to present a proposal pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, generally must submit that proposal so that we receive it no later than September 28, 2005 in order to be included in the Company’s Proxy Statement for that meeting. Any stockholder proposal that is received later than September 28, 2005 will be deemed to be untimely. If we hold an annual meeting for the fiscal year ending June 30, 2005 and the date of that meeting is later than March 18, 2006, we will set a deadline for submissions that is a reasonable period before we begin to print and mail our proxy materials for that meeting and we will publish that deadline in our Report on Form 10-QSB or otherwise. In any event, we suggest that proponents submit their proposals by certified mail-return receipt requested.

A proponent of a proposal must be a record or beneficial owner entitled to vote at the next annual meeting on the proposal and must continue to be entitled to vote through the date on which the meeting is held.

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ADVANCE NOTICE PROVISION OF OUR BYLAWS

Effective January 19, 2005, the Company’s Bylaws were amended to add a new section which provides that, in order for a stockholder to propose business for consideration at the annual meeting, written notice complying with the requirements set forth in the Bylaws must be delivered to the Company’s Secretary at the Company’s principal executive offices, not later than the 12th day, and not earlier than the 60th day, prior to the date of the meeting. However, in the event that less than 30 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A copy of the Bylaws may be obtained from the Company’s Secretary, by written request to the address of the Company’s principal executive offices.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Financial statements of the Company contained in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2004 are incorporated herein by reference and made a part hereof. Copies of these Reports, including the financial statements, accompany this Proxy Statement.

Additional copies of the Company’s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission (but excluding exhibits), may be obtained without charge, upon written request directed to:

Corporate Secretary

CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, Maryland 21403

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual and quarterly reports. This means that only one copy of our Proxy Statement, Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such document to you if you call us at (443) 482-3374 or write us at the above address.

If you would like to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the address and telephone number set out above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

CERBCO files annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the SEC at 450 Fifth Street, NW, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy

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and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

The SEC also permits us to “incorporate by reference” into this Proxy Statement important business and financial information about CERBCO that is not included in or delivered with this Proxy Statement. The following documents filed with the SEC by CERBCO (SEC File No. 000-16749) are incorporated by reference into this Proxy Statement:

(1) CERBCO’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004;

(2) CERBCO’S Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004;

(3) CERBCO’s Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004, as amended by an amendment filed on April 25, 2005;

(4) CERBCO’s Current Report on Form 8-K dated January 19, 2005 and filed with the SEC on January 24, 2005;

(5) CERBCO’s Current Report on Form 8-K dated February 16, 2005 and filed with the SEC on March 11, 2005; and

(6) CERBCO’s Current Report on Form 8-K dated February 28, 2005 and filed with the SEC on March 4, 2005.

You are receiving with this Proxy Statement copies of our most recent Annual Report on Form 10-KSB and our amended Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004. You may obtain copies of any of the documents incorporated by reference through CERBCO or the SEC, as described above. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in the document. Stockholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from CERBCO at the following address:

CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, MD 21403

Attn: Corporate Secretary

(443) 482-3374

If you would like to request documents from us, please do so by June 15, 2005 to receive them before the Special Meeting.

You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement, including the documents incorporated herein by reference.

This Proxy Statement is dated [                    , 2005]. There may be changes in the affairs of CERBCO after the date of this Proxy Statement, which are not reflected in this document. We have not authorized anyone to give any information or make any representation about the matters addressed in this Proxy Statement that differs from, or adds to, the information in this document or in CERBCO’s documents that are

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publicly filed with the Securities and Exchange Commission. Therefore, if anyone does give you different or additional information, you should not rely on it.

By Order of the Board of Directors,

Robert F. Hartman
Secretary

Annapolis, Maryland

[                         , 2005]

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Annex A

PLAN OF COMPLETE DISSOLUTION AND

LIQUIDATION OF CERBCO, INC.

This Plan of Complete Dissolution and Liquidation (the “Plan”) is intended to accomplish the complete dissolution and liquidation of CERBCO, Inc., a Delaware corporation (the “Company”), in accordance with Section 275 and other applicable provisions of the General Corporation Law of Delaware (“DGCL”) and Sections 331 and 336 (or Sections 332 and 337, as appropriate) of the Internal Revenue Code of 1986, as amended (the “Code”).

1.	Approval and Adoption of Plan.

This Plan shall be effective when all of the following steps have been completed:

(a) Resolutions of the Company’s Board of Directors. The Company’s Board of Directors (the “Board”) shall have adopted a resolution or resolutions with respect to the following:

(i) Complete Dissolution and Liquidation: The Board shall determine that it is deemed advisable for the Company to be dissolved and liquidated completely.

(ii) Adoption of the Plan: The Board shall approve this Plan as the appropriate means for carrying out the complete dissolution and liquidation of the Company.

(iii) Sale of Assets: The Board shall determine that, as part of the Plan (but not as a separate matter arising under Section 271 of the DGCL), it is deemed expedient and in the best interests of the Company to sell all or

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substantially all of the Company’s property and assets in order to facilitate liquidation and distribution to the Company’s creditors and stockholders, as appropriate.

(b) Adoption of this Plan by the Company’s Common and Class B Stockholders. The holders of a majority of the voting power represented collectively by the outstanding shares of the Company’s Class B Stock, par value $.10 per share (the “Class B Stock”), and the outstanding shares of common stock of the Company, par value $.10 per share (the “Common Stock”), entitled to vote thereon, but not voting separately as a class, shall have adopted this Plan, including the dissolution of the Company and those provisions authorizing the Board to sell all or substantially all of the Company’s assets in connection therewith, by written consent or at a special meeting of the stockholders of the Company called for such purpose by the Board.

2.	Dissolution and Liquidation Period.

Once the Plan is effective, the steps set forth below shall be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable. Without limiting the generality of the foregoing, the Board may instruct the officers of the Company to delay the taking of any of the following steps until the Company has performed such actions as the Board or such officers determine to be necessary, appropriate or advisable for the Company to maximize the value of the Company’s assets upon liquidation; provided that such steps may not be delayed longer than is permitted by applicable law.

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(a) The filing of a Certificate of Dissolution of the Company (the “Certificate of Dissolution”) pursuant to Section 275 of the DGCL specifying the date (no later than ninety (90) days after the filing) upon which the Certificate of Dissolution will become effective (the “Effective Date”), and the completion of all actions that may be necessary, appropriate or desirable to dissolve and terminate the corporate existence of the Company;

(b) The cessation of all of the Company’s business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except and insofar as necessary for the sale of its assets and for the proper winding up of the Company pursuant to Section 278 of the DGCL;

(c) The negotiation and consummation of sales of all of the assets and properties of the Company, including the assumption by the purchaser or purchasers of any or all liabilities of the Company, insofar as the Board deems such sales to be necessary, appropriate or advisable;

(d) The giving of notice of the dissolution to all persons having a claim against the Company and the rejection of any such claims in accordance with Section 280 of the DGCL;

(e) The offering of security to any claimant on a contract whose claim is contingent, conditional or unmatured in an amount the Company determines is sufficient to provide compensation to the claimant if the claim matures, and the petitioning of the Delaware Court of Chancery (the “Court”) to determine the amount and form of security sufficient to provide compensation to any such claimant who has rejected such offer in accordance with Section 280 of the DGCL;

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(f) The petitioning of the Court to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (i) claims that are the subject of pending litigation against the Company, and (ii) claims that have not been made known to the Company or that have not arisen, but are likely to arise or become known within five (5) years after the date of dissolution (or longer in the discretion of the Court), each in accordance with Section 280 of the DGCL;

(g) The payment, or the making of adequate provision for payment, of all claims made against the Company and not rejected, including all expenses of the sale of assets and of the dissolution and liquidation provided for by the Plan in accordance with Section 280 of the DGCL;

(h) The posting of all security offered and not rejected and all security ordered by the Court in accordance with Section 280 of the DGCL; and

(i) The distribution of the remaining funds of the Company and the distribution of remaining unsold assets of the Company, if any, to its stockholders pursuant to Sections 4, 7 and 8 below.

Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of the Plan by the holders of the Company’s Class B Stock and Common Stock shall constitute full and complete authority for the Board and the officers of the Company, without further

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stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof.

3.	Authority of Officers and Directors.

After the Effective Date, the Board and the officers of the Company shall continue in their positions for the purpose of winding up the affairs of the Company as contemplated by Delaware law. The Board may appoint officers, hire employees and retain independent contractors in connection with the winding up process, and is authorized to pay to the Company’s officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the successful implementation of this Plan, provided that any such compensation shall be fair and reasonable with respect to the efforts extended by any recipient of such compensation. Adoption of this Plan by holders of a majority of the voting power represented collectively by the outstanding shares of Class B Stock and Common Stock shall constitute the approval of the Company’s stockholders of the Board’s authorization of the payment of any such compensation.

The adoption of the Plan by the holders of the Company’s Class B Stock and Common Stock shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments,

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transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (i) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver the assets of the Company; (iii) to satisfy or provide for the satisfaction of the Company’s obligations in accordance with Sections 280 and 281 of the DGCL; and (iv) to distribute all of the remaining funds of the Company and any unsold assets of the Company pari passu to the holders of the Company’s Class B Stock and Common Stock.

4.	Conversion of Assets Into Cash or Other Distributable Form.

Subject to approval by the Board, the officers, employees and agents of the Company shall, as promptly as feasible, proceed to collect all sums due or owing to the Company, to sell and convert into cash any and all corporate assets and, out of the assets of the Company, to pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all debts and liabilities of the Company pursuant to Section 2 above, including all expenses of the sale of assets and of the dissolution and liquidation provided for by the Plan.

5.	Professional Fees and Expenses.

It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms selected by the Board for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company’s officers or members of the Board provided by the Company pursuant to its Certificate of Incorporation and Bylaws or the DGCL or otherwise.

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In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

6.	Indemnification.

The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation and Bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company’s obligations hereunder, including without limitation directors’ and officers’ liability coverage.

7.	Liquidating Trust.

The Board may, but is not required to, establish a liquidating trust (the “Liquidating Trust”) and distribute assets of the Company to the Liquidating Trust. The Liquidating Trust may be established by agreement with one or more trustees (the “Trustees”) selected by the Board. If the Liquidating Trust is established by agreement with one or more Trustees, the trust agreement establishing and governing the

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Liquidating Trust shall be in form and substance determined by the Board. In the alternative, the Board may petition the Court for the appointment of one more Trustees to conduct the liquidation of the Company, subject to the supervision of the Court. Whether appointed by an agreement or by the Court, the Trustees shall in general be authorized to take charge of the Company’s property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

8.	Liquidating Distributions.

Liquidating distributions, in cash or in kind, shall be made from time to time after the adoption of the Plan to the holders of record, at the close of business on the date of the filing of a Certificate of Dissolution of the Company as provided in Section 2 above, of outstanding shares of Class B Stock and Common Stock of the Company, pro rata in accordance with the respective number of shares then held of record; provided that in the opinion of the Board adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the sale of assets and complete liquidation of the Company). All determinations as to the time for and the amount and kind of liquidating distributions shall be made in the exercise of the absolute discretion of the Board and in accordance

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with Section 281 of the DGCL. As provided in Section 11 below, distributions made pursuant to this Plan shall be treated as made in complete liquidation of the Company within the meaning of the Code and the regulations promulgated thereunder.

9.	Amendment, Modification or Abandonment of Plan.

If for any reason the Board determines that such action would be in the best interests of the Company, it may amend, modify or abandon the Plan and all action contemplated thereunder, notwithstanding stockholder approval of the Plan, to the extent permitted by the DGCL; provided, however, that the Company will not amend or modify the Plan under circumstances that would require additional stockholder approval under the DGCL and the federal securities laws without complying with the DGCL and the federal securities laws. Upon the abandonment of the Plan, the Plan shall be void.

10.	Cancellation of Stock and Stock Certificates.

Following the dissolution of the Company, the Company shall no longer permit or effect transfers of any of its stock, and the Company’s capital stock and stock certificates evidencing the Company’s Class B Stock and Common Stock will be treated as no longer being outstanding.

11.	Liquidation under Code Sections 331 and 336 (or Sections 332 and 337, as appropriate).

It is intended that this Plan shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 (or Sections 332 and 337, as

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appropriate) of the Code. The Plan shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 (or Sections 332 and 337, as appropriate) and the regulations promulgated thereunder, including, without limitation, the making of an election under Code Section 336(e), if applicable.

12.	Filing of Tax Forms.

The appropriate officers of the Company are authorized and directed, within thirty (30) days after the effective date of the Plan, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

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COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK

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THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF

CERBCO, INC.

IN CONNECTION WITH A

SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of CERBCO, INC. (“CERBCO”) hereby appoints George Wm. Erikson and Robert W. Erikson and each of them, as lawful attorneys-in-fact and proxies, with several power of substitution, for and in the name of the undersigned, to represent and vote, as designated below, all shares of the Common Stock of CERBCO which the undersigned is entitled to vote on all matters, except as specifically indicated below, that may properly come before the Special Meeting of Stockholders of CERBCO to be held at [                                                         ] on June 30, 2005, at 11:00 a.m., local time, and at any adjournment, postponement or rescheduling thereof (the “Meeting”), upon the terms described in the Proxy Statement. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Meeting.

APPROVAL OF THE PLAN OF COMPLETE DISSOLUTION AND LIQUIDATION AND DISSOLUTION OF CERBCO

To approve the Plan of Complete Dissolution and Liquidation of CERBCO, Inc., substantially in the form presented to the stockholders of CERBCO for their approval at the Meeting, and the dissolution of CERBCO in accordance with the terms of such Plan of Complete Dissolution and Liquidation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

DISCRETIONARY AUTHORITY

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” APPROVAL OF THE PLAN OF COMPLETE DISSOLUTION AND LIQUIDATION AND DISSOLUTION OF CERBCO AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK

COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK

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Please date and sign this proxy exactly as your name appears hereon.

Date	Signature of Owner

Additional Signature of Joint Owner (if any)

If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY—NO BOXES NEED BE CHECKED.

COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK — COMMON STOCK

CLASS B COMMON STOCK — CLASS B COMMON STOCK — CLASS B COMMON STOCK — CLASS B COMMON STOCK

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THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF

CERBCO, INC.

IN CONNECTION WITH A

SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of CERBCO, INC. (“CERBCO”) hereby appoints George Wm. Erikson and Robert W. Erikson and each of them, as lawful attorneys-in-fact and proxies, with several power of substitution, for and in the name of the undersigned, to represent and vote, as designated below, all shares of the Class B Common Stock of CERBCO which the undersigned is entitled to vote on all matters, except as specifically indicated below, that may properly come before the Special Meeting of Stockholders of CERBCO to be held at [                                                         ] on June 30, 2005, at 11:00 a.m., local time, and at any adjournment, postponement or rescheduling thereof (the “Meeting”), upon the terms described in the Proxy Statement. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Meeting.

APPROVAL OF THE PLAN OF COMPLETE DISSOLUTION AND LIQUIDATION AND DISSOLUTION OF CERBCO

To approve the Plan of Complete Dissolution and Liquidation of CERBCO, Inc., substantially in the form presented to the stockholders of CERBCO for their approval at the Meeting, and the dissolution of CERBCO in accordance with the terms of such Plan of Complete Dissolution and Liquidation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

DISCRETIONARY AUTHORITY

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” APPROVAL OF THE PLAN OF COMPLETE DISSOLUTION AND LIQUIDATION AND DISSOLUTION OF CERBCO AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

CLASS B COMMON STOCK — CLASS B COMMON STOCK — CLASS B COMMON STOCK — CLASS B COMMON STOCK

CLASS B COMMON STOCK — CLASS B COMMON STOCK — CLASS B COMMON STOCK — CLASS B COMMON STOCK

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Please date and sign this proxy exactly as your name appears hereon.

Date	Signature of Owner

Additional Signature of Joint Owner (if any)

If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY—NO BOXES NEED BE CHECKED.

CLASS B COMMON STOCK — CLASS B COMMON STOCK — CLASS B COMMON STOCK — CLASS B COMMON STOCK